Exhibit 99.2

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS
Static Pool Information : Prior Securitized Pool Report	Borrower Payment Status

As of: 9/30/2008

	Deferment		Deferment				Repayment
	Principal & Interest		Principal Only		Forbearance		Principal & Interest		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Overall Balance*	Percent

Trust

NCSLT 2007-4	$799,321,518	77.6%	$25,681,565	2.5%	$25,847,543	2.5%	$179,702,446	17.4%	$1,030,553,072	100%
NCSLT 2007-3	$801,754,425	77.7%	$26,891,340	2.6%	$26,296,079	2.5%	$176,780,555	17.1%	$1,031,722,398	100%
NCSLT 2007-2	$527,641,407	67.1%	$12,808,526	1.6%	$38,215,268	4.9%	$207,150,216	26.4%	$785,815,417	100%
NCSLT 2007-1	$498,637,850	63.3%	$15,906,338	2.0%	$40,366,576	5.1%	$232,645,358	29.5%	$787,556,121	100%
NCSLT 2006-4	$431,103,718	57.7%	$11,487,876	1.5%	$44,810,707	6.0%	$259,498,532	34.7%	$746,900,832	100%
NCSLT 2006-3	$778,425,079	55.9%	$19,022,421	1.4%	$84,728,244	6.1%	$510,172,360	36.6%	$1,392,348,103	100%
NCSLT 2006-2	$235,693,941	46.4%	$4,549,092	0.9%	$41,253,113	8.1%	$226,239,898	44.6%	$507,736,044	100%
NCSLT 2006-1	$300,522,331	42.2%	$8,813,872	1.2%	$48,967,297	6.9%	$353,484,246	49.7%	$711,787,745	100%
NCSLT 2005-3	$488,296,179	40.5%	$13,433,629	1.1%	$79,186,316	6.6%	$623,978,513	51.8%	$1,204,894,637	100%
NCSLT 2005-2	$129,939,408	31.1%	$2,926,862	0.7%	$30,590,777	7.3%	$254,986,701	60.9%	$418,443,748	100%
NCSLT 2005-1	$139,923,567	22.6%	$3,746,035	0.6%	$39,094,572	6.3%	$435,055,831	70.4%	$617,820,004	100%
NCSLT 2004-2	$213,042,493	29.2%	$5,253,205	0.7%	$47,182,265	6.5%	$463,940,352	63.6%	$729,418,315	100%
NCSLT 2004-1	$30,432,199	6.2%	$286,201	0.1%	$36,937,218	7.5%	$423,465,695	86.2%	$491,121,313	100%
NCSLT 2003-1	$4,347,344	1.0%	$65,542	0.0%	$39,308,315	9.4%	$376,035,733	89.6%	$419,756,934	100%
NCMSLT-I	$51,335,727	8.0%	$420,052	0.1%	$31,605,190	4.9%	$560,206,197	87.0%	$643,567,166	100%

As of: 6/30/2008

	Deferment		Deferment				Repayment
	Principal & Interest		Principal Only		Forbearance		Principal & Interest		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Overall Balance*	Percent

Trust

NCSLT 2007-4	$815,380,938	79.8%	$29,821,425	2.9%	$15,117,425	1.5%	$162,011,997	15.8%	$1,022,331,785	100%
NCSLT 2007-3	$817,919,178	79.9%	$30,971,592	3.0%	$14,783,464	1.4%	$159,659,530	15.6%	$1,023,333,763	100%
NCSLT 2007-2	$543,210,148	69.3%	$15,267,759	1.9%	$29,707,426	3.8%	$196,135,746	25.0%	$784,321,079	100%
NCSLT 2007-1	$510,997,324	64.4%	$17,751,873	2.2%	$31,410,670	4.0%	$232,877,967	29.4%	$793,037,834	100%
NCSLT 2006-4	$446,588,807	59.1%	$13,254,761	1.8%	$41,308,957	5.5%	$253,982,319	33.6%	$755,134,842	100%
NCSLT 2006-3	$798,329,623	56.7%	$21,427,300	1.5%	$80,106,167	5.7%	$507,284,491	36.1%	$1,407,147,581	100%
NCSLT 2006-2	$241,242,826	46.7%	$5,270,122	1.0%	$38,057,615	7.4%	$232,401,349	45.0%	$516,971,912	100%
NCSLT 2006-1	$304,636,486	41.9%	$9,810,767	1.3%	$48,359,549	6.7%	$364,243,740	50.1%	$727,050,543	100%
NCSLT 2005-3	$495,663,294	40.3%	$14,803,698	1.2%	$80,645,311	6.6%	$638,469,736	51.9%	$1,229,582,039	100%
NCSLT 2005-2	$131,361,191	30.5%	$3,199,699	0.7%	$32,316,235	7.5%	$264,245,880	61.3%	$431,123,005	100%
NCSLT 2005-1	$145,131,405	22.8%	$4,296,783	0.7%	$41,611,903	6.5%	$446,567,159	70.0%	$637,607,251	100%
NCSLT 2004-2	$218,630,472	29.1%	$6,628,249	0.9%	$45,694,008	6.1%	$480,732,011	64.0%	$751,684,740	100%
NCSLT 2004-1	$59,693,083	11.7%	$312,391	0.1%	$33,586,512	6.6%	$418,395,752	81.7%	$511,987,738	100%
NCSLT 2003-1	$4,232,201	1.0%	$70,660	0.0%	$46,009,638	10.5%	$388,995,861	88.5%	$439,308,359	100%
NCMSLT-I	$52,303,439	7.8%	$892,441	0.1%	$39,771,547	5.9%	$578,869,674	86.2%	$671,837,101	100%

*Balances include principal plus capitalized interest. Balance totals may not tie out due to rounding to the nearest dollar.

1

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS
Static Pool Information: Prior Securitized Pool Report	Borrower Payment Status

As of: 3/31/2008

	Deferment		Deferment				Repayment
	Principal & Interest		Principal Only		Forbearance		Principal & Interest		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Overall Balance*	Percent

Trust

NCSLT 2007-4	$876,228,781	86.9%	$34,691,395	3.4%	$8,018,412	0.8%	$89,392,458	8.9%	$1,008,331,047	100%
NCSLT 2007-3	$879,550,853	87.1%	$36,216,873	3.6%	$7,876,865	0.8%	$85,835,608	8.5%	$1,009,480,198	100%
NCSLT 2007-2	$598,403,793	77.2%	$19,520,692	2.5%	$24,610,632	3.2%	$132,940,565	17.1%	$775,475,682	100%
NCSLT 2007-1	$566,107,391	72.0%	$22,606,138	2.9%	$30,679,009	3.9%	$167,250,024	21.3%	$786,642,562	100%
NCSLT 2006-4	$495,393,744	66.2%	$16,288,952	2.2%	$39,609,621	5.3%	$196,766,097	26.3%	$748,058,414	100%
NCSLT 2006-3	$883,709,358	63.2%	$27,239,694	1.9%	$82,486,601	5.9%	$404,972,956	29.0%	$1,398,408,608	100%
NCSLT 2006-2	$274,313,136	53.4%	$6,824,731	1.3%	$41,509,449	8.1%	$190,991,621	37.2%	$513,638,936	100%
NCSLT 2006-1	$343,915,505	47.4%	$13,626,874	1.9%	$53,921,722	7.4%	$314,774,730	43.3%	$726,238,830	100%
NCSLT 2005-3	$556,363,653	45.2%	$20,101,194	1.6%	$89,824,343	7.3%	$563,468,397	45.8%	$1,229,757,586	100%
NCSLT 2005-2	$151,461,647	35.0%	$4,994,115	1.2%	$36,418,903	8.4%	$240,194,273	55.5%	$433,068,939	100%
NCSLT 2005-1	$169,937,264	26.5%	$7,029,186	1.1%	$44,538,419	6.9%	$420,771,652	65.5%	$642,276,521	100%
NCSLT 2004-2	$252,649,282	33.5%	$10,794,601	1.4%	$52,669,397	7.0%	$438,806,204	58.1%	$754,919,484	100%
NCSLT 2004-1	$86,359,593	16.7%	$1,240,813	0.2%	$35,547,396	6.9%	$394,448,103	76.2%	$517,595,904	100%
NCSLT 2003-1	$19,435,021	4.4%	$132,647	0.0%	$38,194,024	8.6%	$388,319,241	87.1%	$446,080,934	100%
NCMSLT-I	$63,498,242	9.3%	$1,429,809	0.2%	$45,916,407	6.7%	$571,928,525	83.8%	$682,772,984	100%

As of: 12/31/2007

	Deferment		Deferment				Repayment
	Principal & Interest		Principal Only		Forbearance		Principal & Interest		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2007-4	$882,559,398	89.2%	$39,334,142	4.0%	$3,060,446	0.3%	$64,383,879	6.5%	$989,337,865	100%
NCSLT 2007-3	$883,892,466	89.2%	$40,393,205	4.1%	$2,722,144	0.3%	$63,633,307	6.4%	$990,641,122	100%
NCSLT 2007-2	$612,036,379	79.6%	$22,335,024	2.9%	$9,095,146	1.2%	$125,230,960	16.3%	$768,697,509	100%
NCSLT 2007-1	$577,155,135	73.8%	$25,376,798	3.2%	$13,602,588	1.7%	$166,076,054	21.2%	$782,210,575	100%
NCSLT 2006-4	$503,201,934	67.5%	$18,659,750	2.5%	$25,538,917	3.4%	$197,948,973	26.6%	$745,349,574	100%
NCSLT 2006-3	$899,358,316	64.3%	$30,632,164	2.2%	$54,389,558	3.9%	$415,116,027	29.7%	$1,399,496,065	100%
NCSLT 2006-2	$284,411,533	55.1%	$7,906,475	1.5%	$31,359,996	6.1%	$192,344,117	37.3%	$516,022,121	100%
NCSLT 2006-1	$354,051,046	48.3%	$15,030,719	2.0%	$44,264,832	6.0%	$320,401,324	43.7%	$733,747,921	100%
NCSLT 2005-3	$559,954,065	44.9%	$22,475,285	1.8%	$74,732,305	6.0%	$588,981,582	47.3%	$1,246,143,236	100%
NCSLT 2005-2	$152,941,117	34.6%	$5,380,422	1.2%	$32,741,336	7.4%	$250,691,683	56.7%	$441,754,557	100%
NCSLT 2005-1	$180,942,204	27.6%	$7,849,590	1.2%	$40,880,136	6.2%	$427,008,095	65.0%	$656,680,025	100%
NCSLT 2004-2	$255,475,904	33.2%	$12,020,489	1.6%	$47,746,289	6.2%	$454,459,680	59.0%	$769,702,362	100%
NCSLT 2004-1	$97,241,351	18.3%	$2,823,975	0.5%	$32,224,710	6.1%	$398,881,077	75.1%	$531,171,112	100%

*Balances include principal plus capitalized interest. Balance totals may not tie out due to rounding to the nearest dollar.

2

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS
Static Pool Information: Prior Securitized Pool Report	Borrower Payment Status

As of: 9/30/2007

	Deferment		Deferment				Repayment
	Principal & Interest		Principal Only		Forbearance		Principal & Interest		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2007-2	$681,743,790	90.4%	$25,860,512	3.4%	$2,630,305	0.3%	$43,678,435	5.8%	$753,913,042	100%
NCSLT 2007-1	$669,961,847	86.7%	$29,207,293	3.8%	$3,350,256	0.4%	$70,425,661	9.1%	$772,945,056	100%
NCSLT 2006-4	$588,425,321	79.9%	$21,564,522	2.9%	$13,369,341	1.8%	$113,529,469	15.4%	$736,888,653	100%
NCSLT 2006-3	$1,071,311,707	77.3%	$34,202,293	2.5%	$34,079,020	2.5%	$246,711,154	17.8%	$1,386,304,173	100%
NCSLT 2006-2	$348,410,216	67.5%	$8,566,913	1.7%	$22,608,365	4.4%	$136,293,881	26.4%	$515,879,375	100%
NCSLT 2006-1	$442,842,892	60.2%	$16,527,532	2.2%	$35,379,072	4.8%	$240,989,954	32.8%	$735,739,449	100%
NCSLT 2005-3	$704,445,109	56.2%	$24,667,946	2.0%	$64,549,310	5.2%	$459,393,159	36.7%	$1,253,055,523	100%
NCSLT 2005-2	$197,140,470	44.0%	$6,114,518	1.4%	$30,671,784	6.9%	$213,698,939	47.7%	$447,625,711	100%
NCSLT 2005-1	$245,563,262	37.0%	$8,750,869	1.3%	$38,849,937	5.8%	$371,199,181	55.9%	$664,363,248	100%
NCSLT 2004-2	$328,166,431	42.0%	$13,472,322	1.7%	$45,756,054	5.9%	$394,743,214	50.5%	$782,138,022	100%
NCSLT 2004-1	$136,351,397	25.1%	$4,273,039	0.8%	$32,194,947	5.9%	$370,364,770	68.2%	$543,184,152	100%

*Balances include principal plus capitalized interest. Balance totals may not tie out due to rounding to the nearest dollar.

3

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS
Static Pool Information: Prior Securitized Pool Report	Borrower Payment Status

As of: 6/30/2007

	Deferment		Deferment				Repayment
	Principal & Interest		Principal Only		Forbearance		Principal & Interest		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2007-1	$677,979,638	89.2%	$33,924,229	4.5%	$1,199,117	0.2%	$47,123,766	6.2%	$760,226,750	100%
NCSLT 2006-4	$598,771,438	82.2%	$25,332,745	3.5%	$3,494,350	0.5%	$101,157,415	13.9%	$728,755,948	100%
NCSLT 2006-3	$1,087,206,608	78.9%	$39,482,400	2.9%	$19,160,832	1.4%	$232,859,637	16.9%	$1,378,709,477	100%
NCSLT 2006-2	$357,538,462	69.5%	$9,743,827	1.9%	$15,349,231	3.0%	$131,558,057	25.6%	$514,189,578	100%
NCSLT 2006-1	$452,417,394	61.2%	$18,609,722	2.5%	$28,528,188	3.9%	$239,369,278	32.4%	$738,924,582	100%
NCSLT 2005-3	$719,490,369	57.1%	$27,788,218	2.2%	$60,287,161	4.8%	$452,144,157	35.9%	$1,259,709,905	100%
NCSLT 2005-2	$200,027,881	44.1%	$6,730,639	1.5%	$29,361,981	6.5%	$217,137,687	47.9%	$453,258,187	100%
NCSLT 2005-1	$249,648,952	37.0%	$9,687,922	1.4%	$41,197,881	6.1%	$374,789,159	55.5%	$675,323,914	100%
NCSLT 2004-2	$330,089,441	41.7%	$14,982,121	1.9%	$47,384,283	6.0%	$399,923,229	50.5%	$792,379,074	100%
NCSLT 2004-1	$139,545,088	25.1%	$5,905,722	1.1%	$34,825,897	6.3%	$374,929,630	67.5%	$555,206,338	100%

As of: 3/31/2007

	Deferment		Deferment				Repayment
	Principal & Interest		Principal Only		Forbearance		Principal & Interest		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2006-4	$638,565,179	89.3%	$30,160,527	4.2%	$1,638,886	0.2%	$44,777,373	6.3%	$715,141,965	100%
NCSLT 2006-3	$1,168,102,704	85.5%	$47,424,834	3.5%	$12,443,016	0.9%	$138,457,479	10.1%	$1,366,428,033	100%
NCSLT 2006-2	$393,159,179	77.1%	$12,589,794	2.5%	$13,780,110	2.7%	$90,625,757	17.8%	$510,154,840	100%
NCSLT 2006-1	$501,376,456	67.9%	$23,843,880	3.2%	$31,379,153	4.3%	$181,365,076	24.6%	$737,964,566	100%
NCSLT 2005-3	$788,428,342	62.5%	$35,438,698	2.8%	$63,969,200	5.1%	$374,154,467	29.6%	$1,261,990,707	100%
NCSLT 2005-2	$227,489,582	49.8%	$9,404,715	2.1%	$34,276,603	7.5%	$185,336,852	40.6%	$456,507,752	100%
NCSLT 2005-1	$280,875,067	41.0%	$13,192,493	1.9%	$46,707,891	6.8%	$343,740,285	50.2%	$684,515,736	100%
NCSLT 2004-2	$367,485,228	45.9%	$20,085,751	2.5%	$54,817,845	6.8%	$358,190,100	44.7%	$800,578,924	100%
NCSLT 2004-1	$160,503,496	28.3%	$8,841,594	1.6%	$41,763,024	7.4%	$355,277,709	62.7%	$566,385,823	100%

*Balances include principal plus capitalized interest. Balance totals may not tie out due to rounding to the nearest dollar.

4

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS	Borrower Payment Status
Static Pool Information: Prior Securitized Pool Report

As of: 12/31/2006

	Deferment Principal & Interest		Deferment Principal Only		Forbearance		Repayment Principal & Interest		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2006-3	$1,184,666,866	87.8%	$52,821,047	3.9%	$4,884,542	0.4%	$107,664,423	8.0%	$1,350,036,878	100%
NCSLT 2006-2	$405,331,657	80.1%	$14,658,577	2.9%	$5,270,434	1.0%	$80,720,294	16.0%	$505,980,962	100%
NCSLT 2006-1	$518,063,652	70.3%	$26,416,002	3.6%	$18,045,489	2.4%	$174,811,864	23.7%	$737,337,007	100%
NCSLT 2005-3	$810,803,752	64.2%	$38,920,025	3.1%	$48,746,705	3.9%	$364,790,978	28.9%	$1,263,261,460	100%
NCSLT 2005-2	$237,756,249	51.7%	$11,079,345	2.4%	$31,196,427	6.8%	$179,728,183	39.1%	$459,760,205	100%
NCSLT 2005-1	$294,172,378	42.4%	$14,787,739	2.1%	$42,407,152	6.1%	$343,000,151	49.4%	$694,367,419	100%
NCSLT 2004-2	$374,375,554	46.3%	$22,122,022	2.7%	$53,574,147	6.6%	$358,344,870	44.3%	$808,416,592	100%
NCSLT 2004-1	$166,762,141	28.8%	$9,667,233	1.7%	$43,691,600	7.6%	$357,969,029	61.9%	$578,090,004	100%

As of: 09/30/2006

	Deferment Principal & Interest		Deferment Principal Only		Forbearance		Repayment Principal & Interest		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2006-3	$1,231,243,062	91.2%	$58,407,779	4.3%	$1,117,927	0.1%	$59,882,147	4.4%	$1,350,650,914	100%
NCSLT 2006-2	$444,039,418	89.2%	$16,355,012	3.3%	$1,494,128	0.3%	$36,117,802	7.3%	$498,006,360	100%
NCSLT 2006-1	$606,826,498	82.9%	$29,112,954	4.0%	$6,133,906	0.8%	$90,146,972	12.3%	$732,220,329	100%
NCSLT 2005-3	$970,152,748	77.2%	$43,079,305	3.4%	$29,584,180	2.4%	$213,326,686	17.0%	$1,256,142,918	100%
NCSLT 2005-2	$298,286,541	64.8%	$12,541,704	2.7%	$20,777,632	4.5%	$128,670,221	28.0%	$460,276,098	100%
NCSLT 2005-1	$399,402,488	57.5%	$16,463,226	2.4%	$35,498,710	5.1%	$243,700,563	35.1%	$695,064,986	100%
NCSLT 2004-2	$458,892,922	56.4%	$24,314,966	3.0%	$43,721,734	5.4%	$286,124,254	35.2%	$813,053,875	100%
NCSLT 2004-1	$216,089,276	36.8%	$10,836,855	1.8%	$41,308,206	7.0%	$319,698,473	54.4%	$587,932,811	100%

*Balances include principal plus capitalized interest. Balance totals may not tie out due to rounding to the nearest dollar.

5

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS	Borrower Payment Status
Static Pool Information: Prior Securitized Pool Report

As of: 06/30/2006

	Deferment Principal & Interest		Deferment Principal Only		Forbearance		Repayment Principal & Interest		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2006-2	$445,674,196	89.8%	$18,637,317	3.8%	$368,901	0.1%	$31,467,392	6.3%	$496,147,806	100%
NCSLT 2006-1	$618,681,426	85.1%	$32,800,090	4.5%	$1,492,149	0.2%	$74,421,090	10.2%	$727,394,756	100%
NCSLT 2005-3	$994,012,160	79.2%	$48,944,929	3.9%	$11,066,120	0.9%	$201,408,936	16.0%	$1,255,432,145	100%
NCSLT 2005-2	$308,025,352	66.8%	$14,612,829	3.2%	$11,406,455	2.5%	$126,798,351	27.5%	$460,842,987	100%
NCSLT 2005-1	$410,701,935	58.5%	$18,928,752	2.7%	$27,684,496	3.9%	$244,766,622	34.9%	$702,081,805	100%
NCSLT 2004-2	$482,642,033	59.1%	$27,992,013	3.4%	$31,032,770	3.8%	$275,668,195	33.7%	$817,335,012	100%
NCSLT 2004-1	$223,290,439	37.4%	$12,064,013	2.0%	$35,526,048	6.0%	$325,963,951	54.6%	$596,844,450	100%

As of: 03/31/2006

	Deferment Principal & Interest		Deferment Principal Only		Forbearance		Repayment Principal & Interest		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2006-1	$633,950,191	87.3%	$38,905,862	5.4%	$924,527	0.1%	$52,752,855	7.3%	$726,533,435	100%
NCSLT 2005-3	$1,064,492,581	85.3%	$58,730,236	4.7%	$7,780,335	0.6%	$117,661,742	9.4%	$1,248,664,894	100%
NCSLT 2005-2	$338,863,211	73.8%	$18,232,827	4.0%	$10,662,681	2.3%	$91,114,617	19.9%	$458,873,336	100%
NCSLT 2005-1	$452,826,360	64.3%	$24,626,201	3.5%	$29,741,968	4.2%	$196,652,203	27.9%	$703,846,732	100%
NCSLT 2004-2	$531,473,610	65.1%	$34,506,292	4.2%	$33,751,756	4.1%	$217,049,020	26.6%	$816,780,678	100%
NCSLT 2004-1	$259,584,154	43.0%	$16,281,188	2.7%	$39,245,288	6.5%	$288,695,144	47.8%	$603,805,774	100%

As of: 12/31/2005

	Deferment Principal & Interest		Deferment Principal Only		Forbearance		Repayment Principal & Interest		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2005-3	$1,076,071,533	86.7%	$64,607,529	5.2%	$2,711,498	0.2%	$97,225,408	7.8%	$1,240,615,967	100%
NCSLT 2005-2	$349,102,656	76.4%	$20,630,971	4.5%	$3,464,502	0.8%	$83,882,533	18.4%	$457,080,662	100%
NCSLT 2005-1	$469,901,911	66.6%	$27,774,515	3.9%	$11,862,713	1.7%	$195,502,623	27.7%	$705,041,762	100%
NCSLT 2004-2	$545,379,905	66.9%	$38,075,195	4.7%	$22,686,323	2.8%	$208,504,139	25.6%	$814,645,561	100%
NCSLT 2004-1	$282,699,241	46.5%	$18,991,009	3.1%	$33,412,358	5.5%	$273,185,155	44.9%	$608,287,763	100%

As of: 09/30/2005

	Deferment Principal & Interest		Deferment Principal Only		Forbearance		Repayment Principal & Interest		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2005-2	$383,790,441	84.7%	$22,666,963	5.0%	$914,638	0.2%	$45,971,826	10.1%	$453,343,868	100%
NCSLT 2005-1	$574,551,768	82.0%	$30,870,744	4.4%	$5,986,545	0.9%	$89,605,476	12.8%	$701,014,532	100%
NCSLT 2004-2	$628,602,686	77.6%	$40,949,862	5.1%	$12,022,975	1.5%	$127,958,397	15.8%	$809,533,919	100%
NCSLT 2004-1	$356,974,351	58.6%	$21,174,803	3.5%	$23,276,628	3.8%	$207,448,159	34.1%	$608,873,941	100%

*Balances include principal plus capitalized interest. Balance totals may not tie out due to rounding to the nearest dollar.

6

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS	Borrower Payment Status
Static Pool Information: Prior Securitized Pool Report

As of: 06/30/2005

	Deferment Principal & Interest		Deferment Principal Only		Forbearance		Repayment Principal & Interest		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2005-2	$387,438,480	85.0%	$25,335,197	5.6%	$343,523	0.1%	$42,459,827	9.3%	$455,577,027	100%
NCSLT 2005-1	$587,674,909	84.0%	$34,813,004	5.0%	$1,816,993	0.3%	$75,342,703	10.8%	$699,647,608	100%
NCSLT 2004-2	$641,184,421	79.5%	$46,300,816	5.7%	$5,038,945	0.6%	$113,845,379	14.1%	$806,369,562	100%
NCSLT 2004-1	$368,753,173	60.2%	$24,258,285	4.0%	$20,167,584	3.3%	$199,275,547	32.5%	$612,454,589	100%

As of: 03/31/2005

	Deferment Principal & Interest		Deferment Principal Only		Forbearance		Repayment Principal & Interest		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2005-1	$606,335,453	86.8%	$40,351,041	5.8%	$863,184	0.1%	$50,976,994	7.3%	$698,526,672	100%
NCSLT 2004-2	$676,690,479	84.4%	$53,395,201	6.7%	$2,921,005	0.4%	$68,394,613	8.5%	$801,401,298	100%
NCSLT 2004-1	$407,279,825	66.5%	$29,816,596	4.9%	$21,503,400	3.5%	$153,652,579	25.1%	$612,252,400	100%

As of: 12/31/2004

	Deferment Principal & Interest		Deferment Principal Only		Forbearance		Repayment Principal & Interest		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2004-2	$681,318,801	85.6%	$58,884,615	7.4%	$1,259,559	0.2%	$54,600,571	6.9%	$796,063,546	100%
NCSLT 2004-1	$425,764,907	69.5%	$33,640,989	5.5%	$9,601,097	1.6%	$143,621,495	23.4%	$612,628,488	100%

As of: 09/30/2004

	Deferment Principal & Interest		Deferment Principal Only		Forbearance		Repayment Principal & Interest		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2004-1	$511,280,650	83.9%	$36,174,668	5.9%	$2,559,208	0.4%	$59,100,429	9.7%	$609,114,956	100%

As of: 06/30/2004

	Deferment Principal & Interest		Deferment Principal Only		Forbearance		Repayment Principal & Interest		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2004-1	$519,340,462	85.2%	$40,360,324	6.6%	$689,921	0.1%	$48,897,570	8.0%	$609,288,278	100%

*Balances include principal plus capitalized interest. Balance totals may not tie out due to rounding to the nearest dollar.

7

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS	Delinquency Data For Loans in Repayment (Excluding Forbearance)
Static Pool Information: Prior Securitized Pool Report

As of: 9/30/2008

	Current		31 - 60 Days		61 - 90 Days		91 - 180 Days		> 180 Days		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2007-4	$178,906,610	87.1%	$12,825,960	6.2%	$5,982,215	2.9%	$5,498,760	2.7%	$2,170,466	1.1%	$205,384,012	100%
NCSLT 2007-3	$179,478,860	88.1%	$12,606,349	6.2%	$5,061,448	2.5%	$4,726,311	2.3%	$1,798,927	0.9%	$203,671,895	100%
NCSLT 2007-2	$184,093,960	83.7%	$15,708,145	7.1%	$7,874,957	3.6%	$6,911,750	3.1%	$5,369,930	2.4%	$219,958,742	100%
NCSLT 2007-1	$210,342,597	84.6%	$15,663,994	6.3%	$8,731,420	3.5%	$7,163,578	2.9%	$6,650,107	2.7%	$248,551,696	100%
NCSLT 2006-4	$226,625,419	83.6%	$18,113,361	6.7%	$9,042,070	3.3%	$9,096,583	3.4%	$8,108,974	3.0%	$270,986,407	100%
NCSLT 2006-3	$454,174,754	85.8%	$30,601,778	5.8%	$16,924,892	3.2%	$14,434,049	2.7%	$13,059,309	2.5%	$529,194,781	100%
NCSLT 2006-2	$193,099,014	83.7%	$13,441,383	5.8%	$7,108,868	3.1%	$9,538,762	4.1%	$7,600,963	3.3%	$230,788,990	100%
NCSLT 2006-1	$314,607,002	86.8%	$17,665,055	4.9%	$9,881,054	2.7%	$10,663,946	2.9%	$9,481,061	2.6%	$362,298,117	100%
NCSLT 2005-3	$559,881,223	87.8%	$28,164,801	4.4%	$15,515,192	2.4%	$18,294,823	2.9%	$15,556,103	2.4%	$637,412,142	100%
NCSLT 2005-2	$225,167,099	87.3%	$11,926,526	4.6%	$6,116,385	2.4%	$8,420,425	3.3%	$6,283,128	2.4%	$257,913,563	100%
NCSLT 2005-1	$394,103,564	89.8%	$15,491,668	3.5%	$8,218,364	1.9%	$11,469,028	2.6%	$9,519,242	2.2%	$438,801,866	100%
NCSLT 2004-2	$413,404,645	88.1%	$20,704,085	4.4%	$10,349,863	2.2%	$13,543,727	2.9%	$11,191,238	2.4%	$469,193,558	100%
NCSLT 2004-1	$378,306,295	89.3%	$18,536,407	4.4%	$7,305,741	1.7%	$11,862,581	2.8%	$7,740,872	1.8%	$423,751,897	100%
NCSLT 2003-1	$332,776,651	88.5%	$13,685,671	3.6%	$7,531,303	2.0%	$13,103,842	3.5%	$9,003,809	2.4%	$376,101,275	100%
NCMSLT-I	$503,994,868	89.9%	$20,538,958	3.7%	$10,342,791	1.8%	$15,682,703	2.8%	$10,066,930	1.8%	$560,626,249	100%

As of: 6/30/2008

	Current		31 - 60 Days		61 - 90 Days		91 - 180 Days		> 180 Days		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2007-4	$178,510,709	93.1%	$5,051,135	2.6%	$3,267,843	1.7%	$3,576,855	1.9%	$1,426,880	0.7%	$191,833,422	100%
NCSLT 2007-3	$178,011,160	93.4%	$4,711,876	2.5%	$3,496,886	1.8%	$2,986,328	1.6%	$1,424,872	0.7%	$190,631,121	100%
NCSLT 2007-2	$187,035,180	88.5%	$8,116,144	3.8%	$4,702,400	2.2%	$6,537,885	3.1%	$5,011,898	2.4%	$211,403,506	100%
NCSLT 2007-1	$218,671,658	87.2%	$7,803,431	3.1%	$5,417,824	2.2%	$7,730,671	3.1%	$11,006,255	4.4%	$250,629,840	100%
NCSLT 2006-4	$225,972,728	84.6%	$10,479,456	3.9%	$5,796,121	2.2%	$10,478,085	3.9%	$14,510,689	5.4%	$267,237,079	100%
NCSLT 2006-3	$463,721,023	87.7%	$16,205,260	3.1%	$10,474,815	2.0%	$16,326,386	3.1%	$21,984,306	4.2%	$528,711,791	100%
NCSLT 2006-2	$201,680,343	84.9%	$9,760,483	4.1%	$5,449,869	2.3%	$9,203,979	3.9%	$11,576,797	4.9%	$237,671,471	100%
NCSLT 2006-1	$326,931,761	87.4%	$12,031,284	3.2%	$6,894,754	1.8%	$12,667,831	3.4%	$15,528,877	4.2%	$374,054,507	100%
NCSLT 2005-3	$576,503,722	88.2%	$20,362,144	3.1%	$11,756,736	1.8%	$19,603,427	3.0%	$25,047,405	3.8%	$653,273,434	100%
NCSLT 2005-2	$234,003,533	87.5%	$8,575,114	3.2%	$4,578,027	1.7%	$8,907,894	3.3%	$11,381,010	4.3%	$267,445,579	100%
NCSLT 2005-1	$402,977,850	89.4%	$12,537,656	2.8%	$7,177,434	1.6%	$12,962,664	2.9%	$15,208,339	3.4%	$450,863,942	100%
NCSLT 2004-2	$427,433,737	87.7%	$15,363,994	3.2%	$9,327,431	1.9%	$15,304,955	3.1%	$19,930,142	4.1%	$487,360,259	100%
NCSLT 2004-1	$371,644,313	88.8%	$13,451,620	3.2%	$6,941,801	1.7%	$11,371,627	2.7%	$15,298,782	3.7%	$418,708,143	100%
NCSLT 2003-1	$338,002,573	86.9%	$14,152,503	3.6%	$9,622,779	2.5%	$13,092,478	3.4%	$14,196,187	3.6%	$389,066,520	100%
NCMSLT-I	$519,830,613	89.7%	$17,490,658	3.0%	$9,830,513	1.7%	$14,592,669	2.5%	$18,017,662	3.1%	$579,762,115	100%

As of: 3/31/2008

	Current		31 - 60 Days		61 - 90 Days		91 - 180 Days		> 180 Days		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2007-4	$115,979,010	93.5%	$4,623,398	3.7%	$1,594,458	1.3%	$1,194,487	1.0%	$692,501	0.6%	$124,083,854	100%
NCSLT 2007-3	$115,108,466	94.3%	$3,732,430	3.1%	$1,375,821	1.1%	$1,119,873	0.9%	$715,890	0.6%	$122,052,481	100%
NCSLT 2007-2	$132,642,617	87.0%	$6,964,569	4.6%	$5,306,228	3.5%	$6,703,622	4.4%	$844,222	0.6%	$152,461,257	100%
NCSLT 2007-1	$158,954,702	83.7%	$8,538,961	4.5%	$6,680,781	3.5%	$13,038,189	6.9%	$2,643,530	1.4%	$189,856,162	100%
NCSLT 2006-4	$173,158,442	81.3%	$12,694,910	6.0%	$8,023,583	3.8%	$12,551,555	5.9%	$6,626,559	3.1%	$213,055,049	100%
NCSLT 2006-3	$370,457,368	85.7%	$19,125,700	4.4%	$12,936,993	3.0%	$19,361,644	4.5%	$10,330,945	2.4%	$432,212,650	100%
NCSLT 2006-2	$165,018,682	83.4%	$10,728,468	5.4%	$6,586,080	3.3%	$9,310,094	4.7%	$6,173,027	3.1%	$197,816,351	100%
NCSLT 2006-1	$281,792,045	85.8%	$16,519,892	5.0%	$8,836,306	2.7%	$13,205,237	4.0%	$8,048,124	2.5%	$328,401,604	100%
NCSLT 2005-3	$510,419,878	87.5%	$25,664,262	4.4%	$14,077,930	2.4%	$19,376,017	3.3%	$14,031,505	2.4%	$583,569,591	100%
NCSLT 2005-2	$212,326,426	86.6%	$11,732,467	4.8%	$6,168,259	2.5%	$8,941,094	3.6%	$6,020,143	2.5%	$245,188,388	100%

1

NCSLT 2005-1	$383,095,433	89.5%	$16,005,602	3.7%	$7,703,033	1.8%	$12,053,791	2.8%	$8,942,979	2.1%	$427,800,838	100%
NCSLT 2004-2	$392,480,070	87.3%	$19,557,367	4.3%	$10,634,504	2.4%	$15,932,219	3.5%	$10,996,645	2.4%	$449,600,805	100%
NCSLT 2004-1	$353,892,215	89.4%	$13,860,541	3.5%	$7,943,565	2.0%	$11,126,378	2.8%	$8,866,216	2.2%	$395,688,915	100%
NCSLT 2003-1	$346,276,022	89.1%	$15,671,452	4.0%	$7,796,364	2.0%	$10,172,922	2.6%	$8,535,129	2.2%	$388,451,888	100%
NCMSLT-I	$519,685,542	90.6%	$19,340,229	3.4%	$9,578,163	1.7%	$14,283,019	2.5%	$10,471,381	1.8%	$573,358,334	100%

*Balances include principal plus capitalized interest. Delinquencies include only loans in repayment or with deferrred principal payments (interest-only loans)

2

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS	Delinquency Data For Loans in Repayment (Excluding Forbearance)
Static Pool Information: Prior Securitized Pool Report

As of: 12/31/2007

	Current		31 - 60 Days		61 - 90 Days		91 - 180 Days		> 180 Days		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2007-4	$98,545,860	95.0%	$2,800,635	2.7%	$1,111,863	1.1%	$1,159,637	1.1%	$100,027	0.1%	$103,718,021	100%
NCSLT 2007-3	$98,727,397	94.9%	$2,639,201	2.5%	$1,417,975	1.4%	$1,099,511	1.1%	$142,427	0.1%	$104,026,512	100%
NCSLT 2007-2	$139,090,263	94.3%	$4,488,010	3.0%	$2,052,338	1.4%	$1,429,383	1.0%	$505,989	0.3%	$147,565,984	100%
NCSLT 2007-1	$175,264,358	91.5%	$6,964,316	3.6%	$4,120,415	2.2%	$4,573,160	2.4%	$530,603	0.3%	$191,452,852	100%
NCSLT 2006-4	$189,500,610	87.5%	$9,453,303	4.4%	$5,646,626	2.6%	$9,357,548	4.3%	$2,650,636	1.2%	$216,608,723	100%
NCSLT 2006-3	$403,538,614	90.5%	$14,707,067	3.3%	$8,288,241	1.9%	$14,691,085	3.3%	$4,523,184	1.0%	$445,748,191	100%
NCSLT 2006-2	$173,772,631	86.8%	$9,137,352	4.6%	$4,883,910	2.4%	$8,917,912	4.5%	$3,538,788	1.8%	$200,250,593	100%
NCSLT 2006-1	$299,297,395	89.2%	$12,942,330	3.9%	$6,526,948	1.9%	$11,324,298	3.4%	$5,341,073	1.6%	$335,432,044	100%
NCSLT 2005-3	$549,384,198	89.8%	$21,914,189	3.6%	$11,576,460	1.9%	$20,377,429	3.3%	$8,204,591	1.3%	$611,456,867	100%
NCSLT 2005-2	$226,453,317	88.4%	$10,069,015	3.9%	$5,089,478	2.0%	$9,280,055	3.6%	$5,180,240	2.0%	$256,072,104	100%
NCSLT 2005-1	$392,617,335	90.3%	$14,428,075	3.3%	$7,958,575	1.8%	$13,043,791	3.0%	$6,809,909	1.6%	$434,857,685	100%
NCSLT 2004-2	$412,451,614	88.4%	$19,353,373	4.1%	$10,050,296	2.2%	$16,387,864	3.5%	$8,237,022	1.8%	$466,480,169	100%
NCSLT 2004-1	$359,652,690	89.5%	$15,004,565	3.7%	$7,345,330	1.8%	$13,144,720	3.3%	$6,557,747	1.6%	$401,705,051	100%

As of: 9/30/2007

	Current		31 - 60 Days		61 - 90 Days		91 - 180 Days		> 180 Days		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2007-2	$64,543,501	92.8%	$1,981,890	2.9%	$1,784,997	2.6%	$1,138,122	1.6%	$90,438	0.1%	$69,538,948	100%
NCSLT 2007-1	$90,791,197	91.1%	$4,535,431	4.6%	$2,710,027	2.7%	$993,674	1.0%	$602,625	0.6%	$99,632,954	100%
NCSLT 2006-4	$106,949,937	79.2%	$11,222,151	8.3%	$11,912,090	8.8%	$3,924,668	2.9%	$1,085,144	0.8%	$135,093,991	100%
NCSLT 2006-3	$234,009,525	83.3%	$18,122,508	6.5%	$19,117,331	6.8%	$7,366,523	2.6%	$2,297,561	0.8%	$280,913,447	100%
NCSLT 2006-2	$113,516,451	78.4%	$11,458,626	7.9%	$11,194,936	7.7%	$5,244,369	3.6%	$3,446,412	2.4%	$144,860,794	100%
NCSLT 2006-1	$214,337,266	83.2%	$15,327,225	6.0%	$15,665,803	6.1%	$7,535,579	2.9%	$4,651,613	1.8%	$257,517,485	100%
NCSLT 2005-3	$410,871,676	84.9%	$27,176,502	5.6%	$23,595,017	4.9%	$13,390,376	2.8%	$9,027,533	1.9%	$484,061,104	100%
NCSLT 2005-2	$184,846,592	84.1%	$11,942,120	5.4%	$10,435,576	4.7%	$7,316,378	3.3%	$5,272,792	2.4%	$219,813,457	100%
NCSLT 2005-1	$330,618,852	87.0%	$17,194,516	4.5%	$13,699,747	3.6%	$10,802,745	2.8%	$7,634,189	2.0%	$379,950,049	100%
NCSLT 2004-2	$347,460,825	85.1%	$21,723,853	5.3%	$17,580,530	4.3%	$12,590,277	3.1%	$8,860,051	2.2%	$408,215,536	100%
NCSLT 2004-1	$327,355,718	87.4%	$17,165,360	4.6%	$12,360,024	3.3%	$10,623,882	2.8%	$7,132,825	1.9%	$374,637,808	100%

*Balances include principal plus capitalized interest. Delinquencies include only loans in repayment or with deferrred principal payments (interest-only loans)

3

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS	Delinquency Data For Loans in Repayment (Excluding Forbearance)
Static Pool Information: Prior Securitized Pool Report

As of: 6/30/2007

	Current		31 - 60 Days		61 - 90 Days		91 - 180 Days		> 180 Days		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2007-1	$78,167,541	96.4%	$752,076	0.9%	$1,007,536	1.2%	$1,087,815	1.3%	$33,028	0.0%	$81,047,995	100%
NCSLT 2006-4	$117,961,997	93.3%	$3,894,687	3.1%	$2,438,919	1.9%	$1,357,544	1.1%	$837,013	0.7%	$126,490,160	100%
NCSLT 2006-3	$254,345,747	93.4%	$7,751,574	2.8%	$5,414,202	2.0%	$3,540,815	1.3%	$1,289,699	0.5%	$272,342,037	100%
NCSLT 2006-2	$124,751,148	88.3%	$5,700,879	4.0%	$4,012,353	2.8%	$4,441,019	3.1%	$2,396,485	1.7%	$141,301,885	100%
NCSLT 2006-1	$233,530,151	90.5%	$7,728,939	3.0%	$6,431,146	2.5%	$6,109,070	2.4%	$4,179,695	1.6%	$257,979,001	100%
NCSLT 2005-3	$432,935,443	90.2%	$16,222,495	3.4%	$11,261,315	2.3%	$12,334,343	2.6%	$7,178,779	1.5%	$479,932,375	100%
NCSLT 2005-2	$199,368,436	89.1%	$8,079,977	3.6%	$5,570,757	2.5%	$7,265,033	3.2%	$3,584,122	1.6%	$223,868,326	100%
NCSLT 2005-1	$346,608,398	90.2%	$12,113,084	3.2%	$9,029,876	2.3%	$10,887,202	2.8%	$5,838,521	1.5%	$384,477,081	100%
NCSLT 2004-2	$368,703,321	88.9%	$16,475,522	4.0%	$9,530,867	2.3%	$12,598,253	3.0%	$7,597,387	1.8%	$414,905,350	100%
NCSLT 2004-1	$343,080,590	90.1%	$14,505,049	3.8%	$7,616,052	2.0%	$10,197,844	2.7%	$5,435,817	1.4%	$380,835,353	100%

As of: 3/31/2007

	Current		31 - 60 Days		61 - 90 Days		91 - 180 Days		> 180 Days		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2006-4	$70,184,695	93.7%	$2,823,487	3.8%	$842,970	1.1%	$1,073,561	1.4%	$13,187	0.0%	$74,937,900	100%
NCSLT 2006-3	$176,085,335	94.7%	$5,082,568	2.7%	$2,155,524	1.2%	$1,694,570	0.9%	$864,316	0.5%	$185,882,313	100%
NCSLT 2006-2	$89,773,512	87.0%	$5,134,765	5.0%	$3,224,785	3.1%	$4,258,156	4.1%	$824,333	0.8%	$103,215,550	100%
NCSLT 2006-1	$182,268,043	88.8%	$8,580,386	4.2%	$5,088,548	2.5%	$7,558,772	3.7%	$1,713,207	0.8%	$205,208,957	100%
NCSLT 2005-3	$363,587,572	88.8%	$17,999,657	4.4%	$10,303,856	2.5%	$12,589,353	3.1%	$5,112,727	1.2%	$409,593,165	100%
NCSLT 2005-2	$171,064,488	87.8%	$9,107,970	4.7%	$5,123,380	2.6%	$6,328,681	3.2%	$3,117,048	1.6%	$194,741,566	100%
NCSLT 2005-1	$318,691,639	89.3%	$14,316,807	4.0%	$9,075,652	2.5%	$9,870,398	2.8%	$4,978,282	1.4%	$356,932,778	100%
NCSLT 2004-2	$330,655,146	87.4%	$19,060,245	5.0%	$9,748,081	2.6%	$11,676,767	3.1%	$7,135,612	1.9%	$378,275,851	100%
NCSLT 2004-1	$325,422,106	89.4%	$14,923,464	4.1%	$8,129,085	2.2%	$9,140,822	2.5%	$6,503,826	1.8%	$364,119,303	100%

As of: 12/31/2006

	Current		31 - 60 Days		61 - 90 Days		91 - 180 Days		> 180 Days		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2006-3	$151,952,589	94.7%	$4,269,967	2.7%	$1,985,443	1.2%	$2,208,340	1.4%	$69,131	0.0%	$160,485,469	100%
NCSLT 2006-2	$88,627,097	92.9%	$3,349,092	3.5%	$1,559,795	1.6%	$1,392,040	1.5%	$450,847	0.5%	$95,378,871	100%
NCSLT 2006-1	$188,168,709	93.5%	$6,192,126	3.1%	$3,035,509	1.5%	$3,297,639	1.5%	$533,883	0.3%	$201,227,866	100%
NCSLT 2005-3	$373,626,935	92.5%	$12,281,803	3.0%	$6,624,146	1.6%	$9,386,020	2.3%	$1,792,099	0.4%	$403,711,003	100%
NCSLT 2005-2	$173,325,167	90.8%	$6,927,689	3.6%	$3,593,702	1.9%	$5,466,445	2.9%	$1,494,526	0.8%	$190,807,528	100%
NCSLT 2005-1	$328,367,499	91.8%	$12,078,789	3.4%	$5,452,906	1.5%	$8,706,369	2.4%	$3,182,327	0.9%	$357,787,890	100%
NCSLT 2004-2	$340,128,356	89.4%	$15,125,987	4.0%	$8,762,431	2.3%	$12,357,367	3.2%	$4,092,751	1.1%	$380,466,892	100%
NCSLT 2004-1	$331,087,211	90.1%	$13,128,155	3.6%	$7,211,864	2.0%	$11,174,496	3.0%	$5,034,536	1.4%	$367,636,262	100%

*Balances include principal plus capitalized interest. Delinquencies include only loans in repayment or with deferrred principal payments (interest-only loans)

4

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS	Delinquency Data For Loans in Repayment (Excluding Forbearance)
Static Pool Information : Prior Securitized Pool Report

As of: 09/30/2006

	Current		31 - 60 Days		61 - 90 Days		91 - 180 Days		> 180 Days		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2006-3	$115,740,215	97.8%	$1,124,621	1.0%	$1,073,330	0.9%	$301,223	0.3%	$50,536	0.0%	$118,289,926	100%
NCSLT 2006-2	$49,076,312	93.5%	$1,320,280	2.5%	$1,171,919	2.2%	$825,931	1.6%	$78,371	0.1%	$52,472,814	100%
NCSLT 2006-1	$110,171,897	92.4%	$3,856,997	3.2%	$3,535,348	3.0%	$1,323,327	1.1%	$372,357	0.3%	$119,259,926	100%
NCSLT 2005-3	$226,723,040	88.4%	$11,734,003	4.6%	$12,388,166	4.8%	$4,252,179	1.7%	$1,308,602	0.5%	$256,405,990	100%
NCSLT 2005-2	$120,116,059	85.1%	$8,114,825	5.7%	$8,034,211	5.7%	$3,123,566	2.2%	$1,823,264	1.3%	$141,211,925	100%
NCSLT 2005-1	$227,141,572	87.3%	$13,096,748	5.0%	$11,007,560	4.2%	$5,825,824	2.2%	$3,092,084	1.2%	$260,163,789	100%
NCSLT 2004-2	$266,520,754	85.9%	$17,049,246	5.5%	$14,857,208	4.8%	$7,752,530	2.5%	$4,259,481	1.4%	$310,439,219	100%
NCSLT 2004-1	$287,636,386	87.0%	$15,750,346	4.8%	$12,312,613	3.7%	$9,448,625	2.9%	$5,387,358	1.6%	$330,535,328	100%

As of: 06/30/2006

	Current		31 - 60 Days		61 - 90 Days		91 - 180 Days		> 180 Days		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2006-2	$48,716,446	97.2%	$557,759	1.1%	$591,485	1.2%	$201,341	0.4%	$37,679	0.1%	$50,104,710	100%
NCSLT 2006-1	$104,242,003	97.2%	$1,126,444	1.1%	$698,469	0.7%	$1,045,733	1.0%	$108,532	0.1%	$107,221,180	100%
NCSLT 2005-3	$238,074,603	95.1%	$4,980,107	2.0%	$3,350,295	1.3%	$3,096,647	1.2%	$852,213	0.3%	$250,353,865	100%
NCSLT 2005-2	$130,076,850	92.0%	$4,142,374	2.9%	$2,471,209	1.7%	$3,604,672	2.5%	$1,116,074	0.8%	$141,411,180	100%
NCSLT 2005-1	$240,015,058	91.0%	$8,129,771	3.1%	$6,001,750	2.3%	$6,829,783	2.6%	$2,719,012	1.0%	$263,695,374	100%
NCSLT 2004-2	$273,823,264	90.2%	$9,414,866	3.1%	$7,473,851	2.5%	$8,955,345	2.9%	$3,992,882	1.3%	$303,660,209	100%
NCSLT 2004-1	$302,233,495	89.4%	$12,308,590	3.6%	$8,377,001	2.5%	$12,063,574	3.6%	$3,045,304	0.9%	$338,027,963	100%

As of: 03/31/2006

	Current		31 - 60 Days		61 - 90 Days		91 - 180 Days		> 180 Days		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2006-1	$88,747,091	96.8%	$2,186,511	2.4%	$441,649	0.5%	$283,466	0.3%	$0	0.0%	$91,658,717	100%
NCSLT 2005-3	$167,831,227	95.1%	$4,949,481	2.8%	$1,771,025	1.0%	$1,458,963	0.8%	$381,283	0.2%	$176,391,979	100%
NCSLT 2005-2	$99,587,077	91.1%	$3,488,177	3.2%	$2,559,421	2.3%	$3,479,866	3.2%	$232,904	0.2%	$109,347,445	100%
NCSLT 2005-1	$197,883,482	89.4%	$8,292,033	3.7%	$6,015,452	2.7%	$7,998,992	3.6%	$1,088,445	0.5%	$221,278,404	100%
NCSLT 2004-2	$219,698,077	87.3%	$11,712,029	4.7%	$6,533,502	2.6%	$10,828,134	4.3%	$2,783,570	1.1%	$251,555,312	100%
NCSLT 2004-1	$271,314,444	89.0%	$13,641,598	4.5%	$7,101,558	2.3%	$9,246,413	3.0%	$3,672,319	1.2%	$304,976,332	100%

As of: 12/31/2005

	Current		31 - 60 Days		61 - 90 Days		91 - 180 Days		> 180 Days		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2005-3	$154,958,758	95.8%	$3,945,941	2.4%	$1,651,188	1.0%	$1,260,778	0.8%	$16,271	0.0%	$161,832,937	100%
NCSLT 2005-2	$99,878,622	95.6%	$2,463,708	2.4%	$1,255,873	1.2%	$755,340	0.7%	$159,960	0.2%	$104,513,503	100%
NCSLT 2005-1	$212,144,220	95.0%	$4,779,652	2.1%	$2,642,980	1.2%	$3,372,715	1.5%	$337,571	0.2%	$223,277,138	100%
NCSLT 2004-2	$226,106,579	91.7%	$8,506,504	3.4%	$4,595,071	1.9%	$6,011,861	2.4%	$1,359,318	0.6%	$246,579,334	100%
NCSLT 2004-1	$268,473,560	91.9%	$9,112,448	3.1%	$4,898,877	1.7%	$7,396,054	2.5%	$2,295,225	0.8%	$292,176,164	100%

*Balances include principal plus capitalized interest. Delinquencies include only loans in repayment or with deferrred principal payments (interest-only loans)

5

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS
Static Pool Information: Prior Securitized Pool Report	Delinquency Data For Loans in Repayment (Excluding Forbearance)

As of: 09/30/2005

	Current		31 - 60 Days		61 - 90 Days		91 - 180 Days		> 180 Days		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2005-2	$66,810,628	97.3%	$539,525	0.8%	$647,094	0.9%	$594,085	0.9%	$47,457	0.1%	$68,638,789	100%
NCSLT 2005-1	$111,773,282	92.8%	$4,092,705	3.4%	$3,162,488	2.6%	$1,098,599	0.9%	$349,145	0.3%	$120,476,219	100%
NCSLT 2004-2	$151,803,041	89.9%	$6,328,508	3.7%	$7,514,300	4.4%	$2,576,426	1.5%	$685,985	0.4%	$168,908,259	100%
NCSLT 2004-1	$202,764,379	88.7%	$10,092,526	4.4%	$9,098,614	4.0%	$4,625,282	2.0%	$2,042,161	0.9%	$228,622,962	100%

As of: 06/30/2005

	Current		31 - 60 Days		61 - 90 Days		91 - 180 Days		> 180 Days		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2005-2	$66,894,958	98.7%	$269,469	0.4%	$383,178	0.6%	$228,703	0.3%	$18,715	0.0%	$67,795,023	100%
NCSLT 2005-1	$107,134,700	97.3%	$1,148,595	1.0%	$841,966	0.8%	$809,117	0.7%	$221,328	0.2%	$110,155,706	100%
NCSLT 2004-2	$153,477,449	95.8%	$2,234,592	1.4%	$2,244,842	1.4%	$1,847,332	1.2%	$341,980	0.2%	$160,146,196	100%
NCSLT 2004-1	$208,466,356	93.3%	$5,091,795	2.3%	$3,623,978	1.6%	$4,126,981	1.8%	$2,224,722	1.0%	$223,533,832	100%

As of: 03/31/2005

	Current		31 - 60 Days		61 - 90 Days		91 - 180 Days		> 180 Days		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2005-1	$88,474,729	96.9%	$2,013,922	2.2%	$461,637	0.5%	$375,708	0.4%	$2,039	0.0%	$91,328,035	100%
NCSLT 2004-2	$117,491,517	96.5%	$2,953,180	2.4%	$539,664	0.4%	$652,016	0.5%	$153,437	0.1%	$121,789,814	100%
NCSLT 2004-1	$167,758,987	91.4%	$5,739,723	3.1%	$3,999,756	2.2%	$5,400,095	2.9%	$570,613	0.3%	$183,469,174	100%

As of: 12/31/2004

	Current		31 - 60 Days		61 - 90 Days		91 - 180 Days		> 180 Days		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2004-2	$109,467,394	96.5%	$2,673,103	2.4%	$854,546	0.8%	$442,148	0.4%	$47,996	0.0%	$113,485,186	100%
NCSLT 2004-1	$170,115,903	96.0%	$3,884,686	2.2%	$1,580,645	0.9%	$1,275,227	0.7%	$406,023	0.2%	$177,262,484	100%

*Balances include principal plus capitalized interest. Delinquencies include only loans in repayment or with deferrred principal payments (interest-only loans)

6

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS
Static Pool Information: Prior Securitized Pool Report	Delinquency Data For Loans in Repayment (Excluding Forbearance)

As of: 09/30/2004

	Current		31 - 60 Days		61 - 90 Days		91 - 180 Days		> 180 Days		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2004-1	$91,958,919	96.5%	$1,345,873	1.4%	$1,047,701	1.1%	$793,566	0.8%	$129,038	0.1%	$95,275,097	100%

As of: 06/30/2004

	Current		31 - 60 Days		61 - 90 Days		91 - 180 Days		> 180 Days		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2004-1	$88,143,992	98.8%	$342,258	0.4%	$416,178	0.5%	$355,468	0.4%	$0	0.0%	$89,257,895	100%

*Balances include principal plus capitalized interest. Delinquencies include only loans in repayment or with deferrred principal payments (interest-only loans)

7

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS
Static Pool Information: Prior Securitized Pool Report	Cumulative Loss Data

As of: 9/30/2008

	Cumulative Claims Net of Cancellations(1)	Cumulative Default Rate Net of Claims Cancelled(2)	Cumulative Claim Payment Made by TERI	Claims in Process	Net Loss to Trust as a Result of Claims Rejected

Trust

NCSLT 2007-4	$5,152,657	1.94%	$2,800,340	$2,352,317	$0
NCSLT 2007-3	$4,308,702	1.62%	$2,575,944	$1,732,758	$0
NCSLT 2007-2	$11,696,981	3.92%	$6,405,602	$5,291,380	$0
NCSLT 2007-1	$17,827,945	5.13%	$11,852,693	$5,975,252	$0
NCSLT 2006-4	$27,316,949	7.04%	$19,346,402	$7,970,548	$0
NCSLT 2006-3	$43,702,367	5.64%	$31,483,860	$12,218,506	$0
NCSLT 2006-2	$28,740,486	8.26%	$21,725,136	$7,015,350	$0
NCSLT 2006-1	$41,157,995	7.59%	$32,060,909	$9,097,086	$0
NCSLT 2005-3	$71,717,888	7.29%	$56,834,019	$14,883,869	$0
NCSLT 2005-2	$38,142,899	9.14%	$30,561,366	$6,155,765	$0
NCSLT 2005-1	$57,752,574	8.40%	$47,009,189	$8,919,393	$0
NCSLT 2004-2	$74,624,325	9.77%	$54,060,698	$10,566,484	$0
NCSLT 2004-1	$70,050,638	10.10%	$48,359,239	$7,272,988	$0
NCSLT 2003-1	$70,001,465	11.08%	$48,589,838	$7,988,560	$0
NCMSLT-I	$101,871,823	10.24%	$76,402,805	$9,073,259	$0

(1)Cumulative Claims Net of Cancellations: the cumulative balance of student loans for which a guaranty claim has been submitted to TERI, minus any claim cancellations that occur prior to a default claim being paid.

(2)Cumulative Default Rate Net of Claims Cancelled: Cumulative Claims Net of Cancellations divided by the sum of a) the principal balance of all student loans that have entered repayment status, and b) the cumulative amount of principal payments received by the Trust.

As of: 6/30/2008

	Cumulative Claims Net of Cancellations(1)	Cumulative Default Rate Net of Claims Cancelled(2)	Cumulative Claim Payment Made by TERI	Claims in Process	Net Loss to Trust as a Result of Claims Rejected

Trust

NCSLT 2007-4	$2,263,489	0.97%	$447,013	$1,816,476	$0
NCSLT 2007-3	$1,907,306	0.82%	$434,338	$1,472,968	$0
NCSLT 2007-2	$5,089,532	1.88%	$1,351,916	$3,737,617	$0
NCSLT 2007-1	$9,754,568	3.00%	$1,943,783	$7,810,785	$0
NCSLT 2006-4	$16,831,608	4.66%	$5,240,031	$11,591,577	$0
NCSLT 2006-3	$28,382,218	3.86%	$10,101,805	$18,280,413	$0
NCSLT 2006-2	$19,965,308	5.95%	$10,443,805	$9,521,503	$0
NCSLT 2006-1	$29,842,985	5.62%	$16,851,846	$12,991,139	$0
NCSLT 2005-3	$54,298,676	5.63%	$32,813,005	$21,485,671	$0
NCSLT 2005-2	$31,070,854	7.55%	$20,712,525	$10,358,329	$0
NCSLT 2005-1	$46,984,756	6.94%	$33,478,744	$13,506,012	$0
NCSLT 2004-2	$63,005,327	8.38%	$44,879,770	$18,125,557	$0
NCSLT 2004-1	$61,240,349	9.26%	$47,132,562	$14,107,787	$0
NCSLT 2003-1	$60,605,640	9.62%	$47,863,390	$12,742,250	$0
NCMSLT-I	$91,540,985	9.23%	$74,747,986	$16,792,998	$0

(1)Cumulative Claims Net of Cancellations: the cumulative balance of student loans for which a guaranty claim has been submitted to TERI, minus any claim cancellations that occur prior to a default claim being paid.

(2)Cumulative Default Rate Net of Claims Cancelled: Cumulative Claims Net of Cancellations divided by the sum of a) the principal balance of all student loans that have entered repayment status, and b) the cumulative amount of principal payments received by the Trust.

*Trust loss data is representative of prior month's servicer reports. Starting March 2006 data will be representative of reporting month.

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS
Static Pool Information: Prior Securitized Pool Report	Cumulative Loss Data

As of: 3/31/2008

	Cumulative Claims Net of Cancellations(1)	Cumulative Default Rate Net of Claims Cancelled(2)	Cumulative Claim Payment Made by TERI	Claims in Process	Net Loss to Trust as a Result of Claims Rejected

Trust

NCSLT 2007-4	$1,293,045	0.85%	$447,013	$846,031	$0
NCSLT 2007-3	$978,245	0.65%	$434,338	$543,907	$0
NCSLT 2007-2	$2,264,148	1.13%	$1,351,916	$912,232	$0
NCSLT 2007-1	$4,113,710	1.61%	$1,943,783	$2,169,926	$0
NCSLT 2006-4	$11,562,743	3.88%	$5,240,031	$6,322,713	$0
NCSLT 2006-3	$19,857,349	3.18%	$10,101,805	$9,755,545	$0
NCSLT 2006-2	$16,152,407	5.50%	$10,443,805	$5,708,602	$0
NCSLT 2006-1	$24,450,922	5.09%	$16,851,846	$7,599,076	$0
NCSLT 2005-3	$46,262,994	5.23%	$32,789,577	$13,473,417	$0
NCSLT 2005-2	$26,687,081	6.92%	$20,712,525	$5,974,556	$0
NCSLT 2005-1	$41,501,742	6.44%	$33,471,364	$8,030,378	$0
NCSLT 2004-2	$55,521,430	7.84%	$44,879,770	$10,641,660	$0
NCSLT 2004-1	$55,638,929	8.84%	$47,125,830	$8,513,099	$0
NCSLT 2003-1	$55,440,954	9.25%	$47,858,469	$7,582,486	$0
NCMSLT-I	$84,644,687	8.68%	$74,747,986	$9,896,701	$0

(1)Cumulative Claims Net of Cancellations: the cumulative balance of student loans for which a guaranty claim has been submitted to TERI, minus any claim cancellations that occur prior to a default claim being paid.

(2)Cumulative Default Rate Net of Claims Cancelled: Cumulative Claims Net of Cancellations divided by the sum of a) the principal balance of all student loans that have entered repayment status, and b) the cumulative amount of principal payments received by the Trust.

As of: 12/31/2007

	Cumulative Claims Net of Cancellations(1)	Cumulative Default Rate Net of Claims Cancelled(2)	Cumulative Claim Payment Made by TERI	Claims in Process	Net Loss to Trust as a Result of Claims Rejected

Trust

NCSLT 2007-4	$288,667	0.24%	$131,198	$157,469	$0
NCSLT 2007-3	$193,425	0.16%	$24,798	$168,627	$0
NCSLT 2007-2	$1,140,457	0.67%	$528,893	$611,564	$0
NCSLT 2007-1	$1,600,967	0.69%	$1,084,610	$516,357	$0
NCSLT 2006-4	$4,857,487	1.76%	$2,603,585	$2,253,903	$0
NCSLT 2006-3	$9,841,882	1.68%	$5,894,128	$3,947,754	$0
NCSLT 2006-2	$10,261,335	3.74%	$7,045,357	$3,215,977	$0
NCSLT 2006-1	$16,741,770	3.64%	$12,221,402	$4,520,368	$0
NCSLT 2005-3	$32,868,736	3.80%	$25,593,756	$7,274,980	$0
NCSLT 2005-2	$20,571,320	5.44%	$15,892,271	$4,679,049	$0
NCSLT 2005-1	$33,561,181	5.37%	$27,937,990	$5,623,191	$0
NCSLT 2004-2	$45,176,167	6.50%	$38,353,272	$6,822,895	$0
NCSLT 2004-1	$47,392,134	7.74%	$41,494,066	$5,898,069	$0

(1)Cumulative Claims Net of Cancellations: the cumulative balance of student loans for which a guaranty claim has been submitted to TERI, minus any claim cancellations that occur prior to a default claim being paid.

(2)Cumulative Default Rate Net of Claims Cancelled: Cumulative Claims Net of Cancellations divided by the sum of a) the principal balance of all student loans that have entered repayment status, and b) the cumulative amount of principal payments received by the Trust.

*Trust loss data is representative of prior month’s servicer reports. Starting March 2006 data will be representative of reporting month.

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS
Static Pool Information: Prior Securitized Pool Report	Cumulative Loss Data

As of: 9/30/2007

	Cumulative Claims Net of Cancellations(1)	Cumulative Default Rate Net of Claims Cancelled(2)	Cumulative Claim Payment Made by TERI	Claims in Process	Net Loss to Trust as a Result of Claims Rejected

Trust

NCSLT 2007-2	$293,465	0.37%	$129,449	$164,016	$0
NCSLT 2007-1	$990,675	0.82%	$399,359	$591,316	$0
NCSLT 2006-4	$2,405,137	1.40%	$1,314,027	$1,091,110	$0
NCSLT 2006-3	$5,278,295	1.39%	$3,273,431	$2,004,864	$0
NCSLT 2006-2	$6,977,435	3.50%	$3,997,358	$2,980,076	$0
NCSLT 2006-1	$11,653,380	3.27%	$7,538,168	$4,115,212	$0
NCSLT 2005-3	$25,038,601	3.61%	$16,703,535	$8,335,066	$0
NCSLT 2005-2	$15,794,114	4.84%	$11,272,532	$4,521,582	$0
NCSLT 2005-1	$27,844,066	5.09%	$20,873,318	$6,970,748	$0
NCSLT 2004-2	$38,206,086	6.27%	$29,854,803	$8,351,283	$0
NCSLT 2004-1	$43,249,379	7.08%	$36,808,796	$6,402,493	$0

(1)Cumulative Claims Net of Cancellations: the cumulative balance of student loans for which a guaranty claim has been submitted to TERI, minus any claim cancellations that occur prior to a default claim being paid.

(2)Cumulative Default Rate Net of Claims Cancelled: Cumulative Claims Net of Cancellations divided by the sum of a) the principal balance of all student loans that have entered repayment status, and b) the cumulative amount of principal payments received by the Trust.

As of: 6/30/2007

	Cumulative Claims Net of Cancellations(1)	Cumulative Default Rate Net of Claims Cancelled(2)	Cumulative Claim Payment Made by TERI	Claims in Process	Net Loss to Trust as a Result of Claims Rejected

Trust

NCSLT 2007-1	$279,818	0.30%	$163,758	$116,061	$0
NCSLT 2006-4	$1,344,983	0.92%	$406,175	$938,807	$0
NCSLT 2006-3	$3,033,642	0.90%	$1,628,358	$1,405,284	$0
NCSLT 2006-2	$4,210,806	2.33%	$2,067,732	$2,143,074	$0
NCSLT 2006-1	$8,056,993	2.39%	$4,401,001	$3,655,992	$0
NCSLT 2005-3	$17,444,669	2.64%	$10,871,770	$6,572,898	$0
NCSLT 2005-2	$11,454,350	3.61%	$8,015,583	$3,438,767	$0
NCSLT 2005-1	$21,435,452	4.00%	$16,078,111	$5,357,342	$0
NCSLT 2004-2	$30,491,843	5.12%	$23,617,860	$6,873,983	$0
NCSLT 2004-1	$34,910,466	6.27%	$29,736,092	$5,174,374	$0

(1)Cumulative Claims Net of Cancellations: the cumulative balance of student loans for which a guaranty claim has been submitted to TERI, minus any claim cancellations that occur prior to a default claim being paid.

(2)Cumulative Default Rate Net of Claims Cancelled: Cumulative Claims Net of Cancellations divided by the sum of a) the principal balance of all student loans that have entered repayment status, and b) the cumulative amount of principal payments received by the Trust.

*Trust loss data is representative of prior month’s servicer reports. Starting March 2006 data will be representative of reporting month.

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS
Static Pool Information: Prior Securitized Pool Report	Cumulative Loss Data

As of: 3/31/2007

	Cumulative Claims Net of Cancellations(1)	Cumulative Default Rate Net of Claims Cancelled(2)	Cumulative Claim Payment Made by TERI	Claims in Process	Net Loss to Trust as a Result of Claims Rejected

Trust

NCSLT 2006-4	$248,092	0.29%	$57,717	$190,375	$0
NCSLT 2006-3	$1,498,064	0.65%	$415,158	$1,082,906	$0
NCSLT 2006-2	$2,127,065	1.58%	$1,176,714	$950,351	$0
NCSLT 2006-1	$4,432,771	1.61%	$2,537,812	$1,894,959	$0
NCSLT 2005-3	$10,614,466	1.86%	$5,571,067	$5,043,399	$0
NCSLT 2005-2	$8,322,393	2.95%	$4,964,050	$3,358,343	$0
NCSLT 2005-1	$16,218,410	3.27%	$11,410,815	$4,807,595	$0
NCSLT 2004-2	$24,405,403	4.47%	$17,141,550	$7,263,854	$0
NCSLT 2004-1	$30,176,946	5.71%	$24,030,773	$6,146,173	$0

(1)Cumulative Claims Net of Cancellations: the cumulative balance of student loans for which a guaranty claim has been submitted to TERI, minus any claim cancellations that occur prior to a default claim being paid.

(2)Cumulative Default Rate Net of Claims Cancelled: Cumulative Claims Net of Cancellations divided by the sum of a) the principal balance of all student loans that have entered repayment status, and b) the cumulative amount of principal payments received by the Trust.

As of: 12/31/2006

	Cumulative Claims Net of Cancellations(1)	Cumulative Default Rate Net of Claims Cancelled(2)	Cumulative Claim Payment Made by TERI	Claims in Process	Net Loss to Trust as a Result of Claims Rejected

Trust

NCSLT 2006-3	$285,552	0.16%	$122,118	$163,433	$0
NCSLT 2006-2	$1,028,977	0.92%	$500,159	$528,818	$0
NCSLT 2006-1	$2,370,431	0.96%	$1,712,266	$658,164	$0
NCSLT 2005-3	$5,233,471	0.99%	$3,405,628	$1,827,843	$0
NCSLT 2005-2	$4,939,455	1.87%	$3,498,172	$1,441,283	$0
NCSLT 2005-1	$10,923,180	2.31%	$8,305,320	$2,617,860	$0
NCSLT 2004-2	$16,924,740	3.21%	$13,297,759	$3,626,981	$0
NCSLT 2004-1	$24,107,753	4.67%	$19,704,943	$4,402,810	$0

(1)Cumulative Claims Net of Cancellations: the cumulative balance of student loans for which a guaranty claim has been submitted to TERI, minus any claim cancellations that occur prior to a default claim being paid.

(2)Cumulative Default Rate Net of Claims Cancelled: Cumulative Claims Net of Cancellations divided by the sum of a) the principal balance of all student loans that have entered repayment status, and b) the cumulative amount of principal payments received by the Trust.

*Trust loss data is representative of prior month’s servicer reports. Starting March 2006 data will be representative of reporting month.

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS
Static Pool Information: Prior Securitized Pool Report	Cumulative Loss Data

As of: 09/30/2006

	Cumulative Claims Net of Cancellations(1)	Cumulative Default Rate Net of Claims Cancelled(2)	Cumulative Claim Payment Made by TERI	Claims in Process	Net Loss to Trust as a Result of Claims Rejected

Trust

NCSLT 2006-3	$110,697	0.09%	$0	$110,697	$0
NCSLT 2006-2	$477,977	0.79%	$86,668	$391,309	$0
NCSLT 2006-1	$1,466,722	1.02%	$804,574	$662,148	$0
NCSLT 2005-3	$3,243,896	0.95%	$1,931,017	$1,312,880	$0
NCSLT 2005-2	$3,621,343	1.85%	$1,901,311	$1,720,032	$0
NCSLT 2005-1	$8,261,653	2.34%	$5,420,776	$2,840,877	$0
NCSLT 2004-2	$13,466,335	3.14%	$9,792,027	$3,674,308	$0
NCSLT 2004-1	$19,861,888	4.33%	$14,988,297	$4,873,591	$0

(1)Cumulative Claims Net of Cancellations: the cumulative balance of student loans for which a guaranty claim has been submitted to TERI, minus any claim cancellations that occur prior to a default claim being paid.

(2)Cumulative Default Rate Net of Claims Cancelled: Cumulative Claims Net of Cancellations divided by the sum of a) the principal balance of all student loans that have entered repayment status, and b) the cumulative amount of principal payments received by the Trust.

As of: 06/30/2006

	Cumulative Claims Net of Cancellations(1)	Cumulative Default Rate Net of Claims Cancelled(2)	Cumulative Claim Payment Made by TERI	Claims in Process	Net Loss to Trust as a Result of Claims Rejected

Trust
NCSLT 2006-2	$82,894	0.16%	$0	$82,894	$0
NCSLT 2006-1	$684,733	0.58%	$126,974	$557,759	$0
NCSLT 2005-3	$1,866,717	0.63%	$926,524	$940,193	$0
NCSLT 2005-2	$2,050,271	1.15%	$978,731	$1,071,540	$0
NCSLT 2005-1	$5,570,707	1.67%	$2,810,851	$2,759,856	$0
NCSLT 2004-2	$10,178,224	2.60%	$6,163,240	$4,014,984	$0
NCSLT 2004-1	$15,176,429	3.41%	$11,992,451	$3,183,978	$0

(1)Cumulative Claims Net of Cancellations: the cumulative balance of student loans for which a guaranty claim has been submitted to TERI, minus any claim cancellations that occur prior to a default claim being paid.

(2)Cumulative Default Rate Net of Claims Cancelled: Cumulative Claims Net of Cancellations divided by the sum of a) the principal balance of all student loans that have entered repayment status, and b) the cumulative amount of principal payments received by the Trust.

As of: 03/31/2006

	Cumulative Claims Net of Cancellations(1)	Cumulative Default Rate Net of Claims Cancelled(2)	Cumulative Claim Payment Made by TERI	Claims in Process	Net Loss to Trust as a Result of Claims Rejected

Trust

NCSLT 2006-1	$61,758	0.06%	$0	$61,758	$0
NCSLT 2005-3	$906,664	0.50%	$354,441	$552,223	$0
NCSLT 2005-2	$886,621	0.63%	$546,398	$340,222	$0
NCSLT 2005-1	$2,726,667	0.96%	$1,457,290	$1,269,377	$0
NCSLT 2004-2	$6,323,651	1.92%	$3,386,935	$2,936,716	$0
NCSLT 2004-1	$12,081,043	3.01%	$8,059,865	$4,021,178	$0

(1)Cumulative Claims Net of Cancellations: the cumulative balance of student loans for which a guaranty claim has been submitted to TERI, minus any claim cancellations that occur prior to a default claim being paid.

(2)Cumulative Default Rate Net of Claims Cancelled: Cumulative Claims Net of Cancellations divided by the sum of a) the principal balance of all student loans that have entered repayment status, and b) the cumulative amount of principal payments received by the Trust.

*Trust loss data is representative of prior month’s servicer reports. Starting March 2006 data will be representative of reporting month.

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS
Static Pool Information: Prior Securitized Pool Report	Cumulative Loss Data

As of: 12/31/2005

	Cumulative Claims Net of Cancellations(1)	Cumulative Default Rate Net of Claims Cancelled(2)	Cumulative Claim Payment Made by TERI	Claims in Process	Net Loss to Trust as a Result of Claims Rejected

Trust

NCSLT 2005-3	$201,028	0.14%	$123,118	$77,911	$0
NCSLT 2005-2	$470,089	0.38%	$266,461	$203,628	$0
NCSLT 2005-1	$1,203,294	0.47%	$794,054	$409,240	$0
NCSLT 2004-2	$3,422,758	1.13%	$2,024,953	$1,397,804	$0
NCSLT 2004-1*	$7,216,999	2.07%	$5,118,974	$2,098,025	$0

(1)Cumulative Claims Net of Cancellations: the cumulative balance of student loans for which a guaranty claim has been submitted to TERI, minus any claim cancellations that occur prior to a default claim being paid.

(2)Cumulative Default Rate Net of Claims Cancelled: Cumulative Claims Net of Cancellations divided by the sum of a) the principal balance of all student loans that have entered repayment status, and b) the cumulative amount of principal payments received by the Trust.

As of: 09/30/2005

	Cumulative Claims Net of Cancellations(1)	Cumulative Default Rate Net of Claims Cancelled(2)	Cumulative Claim Payment Made by TERI	Claims in Process	Net Loss to Trust as a Result of Claims Rejected

Trust

NCSLT 2005-2	$263,402	0.33%	$64,499	$198,904	$0
NCSLT 2005-1	$759,754	0.53%	$316,133	$443,621	$0
NCSLT 2004-2	$1,981,526	0.96%	$1,045,312	$863,388	$0
NCSLT 2004-1*	$5,416,949	1.93%	$3,038,790	$2,378,158	$0

(1)Cumulative Claims Net of Cancellations: the cumulative balance of student loans for which a guaranty claim has been submitted to TERI, minus any claim cancellations that occur prior to a default claim being paid.

(2)Cumulative Default Rate Net of Claims Cancelled: Cumulative Claims Net of Cancellations divided by the sum of a) the principal balance of all student loans that have entered repayment status, and b) the cumulative amount of principal payments received by the Trust.

As of: 06/30/2005

	Cumulative Claims Net of Cancellations(1)	Cumulative Default Rate Net of Claims Cancelled(2)	Cumulative Claim Payment Made by TERI	Claims in Process	Net Loss to Trust as a Result of Claims Rejected

Trust

NCSLT 2005-2	$50,219	0.07%	$0	$50,219	$0
NCSLT 2005-1	$346,993	0.29%	$49,589	$297,404	$0
NCSLT 2004-2	$1,011,986	0.55%	$587,333	$424,653	$0
NCSLT 2004-1*	$2,739,835	1.18%	$2,250,162	$489,673	$0

(1)Cumulative Claims Net of Cancellations: the cumulative balance of student loans for which a guaranty claim has been submitted to TERI, minus any claim cancellations that occur prior to a default claim being paid.

(2)Cumulative Default Rate Net of Claims Cancelled: Cumulative Claims Net of Cancellations divided by the sum of a) the principal balance of all student loans that have entered repayment status, and b) the cumulative amount of principal payments received by the Trust.

*Trust loss data is representative of prior month’s servicer reports. Starting March 2006 data will be representative of reporting month.

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS
Static Pool Information: Prior Securitized Pool Report	Cumulative Loss Data

As of: 03/31/2005

	Cumulative Claims Net of Cancellations(1)	Cumulative Default Rate Net of Claims Cancelled(2)	Cumulative Claim Payment Made by TERI	Claims in Process	Net Loss to Trust as a Result of Claims Rejected

Trust

NCSLT 2005-1	$25,798	0.03%	$0	$25,798	$0
NCSLT 2004-2	$559,603	0.41%	$245,096	$314,508	$0
NCSLT 2004-1*	$1,919,212	0.92%	$1,185,053	$794,158	$0

(1)Cumulative Claims Net of Cancellations: the cumulative balance of student loans for which a guaranty claim has been submitted to TERI, minus any claim cancellations that occur prior to a default claim being paid.

(2)Cumulative Default Rate Net of Claims Cancelled: Cumulative Claims Net of Cancellations divided by the sum of a) the principal balance of all student loans that have entered repayment status, and b) the cumulative amount of principal payments received by the Trust.

As of: 12/31/2004

	Cumulative Claims Net of Cancellations(1)	Cumulative Default Rate Net of Claims Cancelled(2)	Cumulative Claim Payment Made by TERI	Claims in Process	Net Loss to Trust as a Result of Claims Rejected

Trust

NCSLT 2004-2	$144,052	0.12%	$28,700	$115,353	$0
NCSLT 2004-1*	$1,048,154	0.62%	$498,354	$549,799	$0

(1)Cumulative Claims Net of Cancellations: the cumulative balance of student loans for which a guaranty claim has been submitted to TERI, minus any claim cancellations that occur prior to a default claim being paid.

(2)Cumulative Default Rate Net of Claims Cancelled: Cumulative Claims Net of Cancellations divided by the sum of a) the principal balance of all student loans that have entered repayment status, and b) the cumulative amount of principal payments received by the Trust.

As of: 09/31/2004

	Cumulative Claims Net of Cancellations(1)	Cumulative Default Rate Net of Claims Cancelled(2)	Cumulative Claim Payment Made by TERI	Claims in Process	Net Loss to Trust as a Result of Claims Rejected

Trust

NCSLT 2004-1*	$405,767	0.58%	$178,208	$397,545	$0

(1)Cumulative Claims Net of Cancellations: the cumulative balance of student loans for which a guaranty claim has been submitted to TERI, minus any claim cancellations that occur prior to a default claim being paid.

(2)Cumulative Default Rate Net of Claims Cancelled: Cumulative Claims Net of Cancellations divided by the sum of a) the principal balance of all student loans that have entered repayment status, and b) the cumulative amount of principal payments received by the Trust.

As of: 06/30/2004

	Cumulative Claims Net of Cancellations(1)	Cumulative Default Rate Net of Claims Cancelled(2)	Cumulative Claim Payment Made by TERI	Claims in Process	Net Loss to Trust as a Result of Claims Rejected

Trust

NCSLT 2004-1*	$0	0.00%	$0	$0	$0

(1)Cumulative Claims Net of Cancellations: the cumulative balance of student loans for which a guaranty claim has been submitted to TERI, minus any claim cancellations that occur prior to a default claim being paid.

(2)Cumulative Default Rate Net of Claims Cancelled: Cumulative Claims Net of Cancellations divided by the sum of a) the principal balance of all student loans that have entered repayment status, and b) the cumulative amount of principal payments received by the Trust.

*Trust loss data is representative of prior month’s servicer reports. Starting March 2006 data will be representative of reporting month.

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS
Static Pool Information: Prior Securitized Pool Report	Prepayment Data

As of: 09/30/2008

	Ending Pool Balances*	Periodic Prepayment Rate(1)

Trust

NCSLT 2007-4	$1,060,945,057
NCSLT 2007-3	$1,062,355,486
NCSLT 2007-2	$809,449,592
NCSLT 2007-1	$816,014,667
NCSLT 2006-4	$762,099,664
NCSLT 2006-3	$1,440,175,194
NCSLT 2006-2	$519,435,660
NCSLT 2006-1	$736,953,150
NCSLT 2005-3	$1,238,237,853
NCSLT 2005-2	$426,839,137
NCSLT 2005-1	$631,952,088
NCSLT 2004-2	$741,372,323
NCSLT 2004-1	$498,217,197
NCSLT 2003-1	$426,027,966
NCMSLT-I	$657,183,286

(1) Periodic Prepayment Rate: annualized six-month prepayment rate for the most recent period ending June 30 or December 31. The monthly prepayment rate is derived by calculating the amount of principal and interest payments made by or on behalf of the borrower(s) during that month in excess of the amount of principal and interest payments expected or billed to the borrower(s) during that month. This prepayment amount is then divided by the sum of the actual month-end balance of the pool plus the prepayment amount. In order to determine the six month rolling prepayment rate, the monthly prepayment rates for each of the prior six months are compounded and annualized.

As of: 06/30/2008

	Ending Pool Balances*	Periodic Prepayment Rate(1)

Trust

NCSLT 2007-4	$1,051,758,085	2.54%
NCSLT 2007-3	$1,052,914,562	2.60%
NCSLT 2007-2	$807,311,180	2.97%
NCSLT 2007-1	$820,579,679	3.17%
NCSLT 2006-4	$771,252,546	3.28%
NCSLT 2006-3	$1,456,326,295	4.14%
NCSLT 2006-2	$529,746,947	3.80%
NCSLT 2006-1	$753,230,890	4.63%
NCSLT 2005-3	$1,265,497,412	5.42%
NCSLT 2005-2	$440,702,418	5.78%
NCSLT 2005-1	$653,806,234	6.64%
NCSLT 2004-2	$765,830,477	6.08%
NCSLT 2004-1	$521,215,494	6.58%
NCSLT 2003-1	$447,096,151	6.79%
NCMSLT-I	$687,828,597	6.55%

(1) Periodic Prepayment Rate: annualized six-month prepayment rate for the most recent period ending June 30 or December 31. The monthly prepayment rate is derived by calculating the amount of principal and interest payments made by or on behalf of the borrower(s) during that month in excess of the amount of principal and interest payments expected or billed to the borrower(s) during that month. This prepayment amount is then divided by the sum of the actual month-end balance of the pool plus the prepayment amount. In order to determine the six month rolling prepayment rate, the monthly prepayment rates for each of the prior six months are compounded and annualized.

As of: 03/31/2008

	Ending Pool Balances*	Periodic Prepayment Rate(1)

Trust

NCSLT 2007-4	$1,040,346,317
NCSLT 2007-3	$1,041,660,236
NCSLT 2007-2	$800,248,915
NCSLT 2007-1	$815,441,804
NCSLT 2006-4	$766,201,311
NCSLT 2006-3	$1,451,669,035
NCSLT 2006-2	$527,839,409
NCSLT 2006-1	$754,018,806
NCSLT 2005-3	$1,268,907,062
NCSLT 2005-2	$443,478,876
NCSLT 2005-1	$660,321,296
NCSLT 2004-2	$770,601,706
NCSLT 2004-1	$528,042,333
NCSLT 2003-1	$453,748,467
NCMSLT-I	$700,008,709

*Balances include principal plus capitalized interest plus outstanding accrued interest plus late fees.

1

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS
Static Pool Information: Prior Securitized Pool Report	Prepayment Data

(1) Periodic Prepayment Rate: annualized six-month prepayment rate for the most recent period ending June 30 or December 31. The monthly prepayment rate is derived by calculating the amount of principal and interest payments made by or on behalf of the borrower(s) during that month in excess of the amount of principal and interest payments expected or billed to the borrower(s) during that month. This prepayment amount is then divided by the sum of the actual month-end balance of the pool plus the prepayment amount. In order to determine the six month rolling prepayment rate, the monthly prepayment rates for each of the prior six months are compounded and annualized.

*Balances include principal plus capitalized interest plus outstanding accrued interest plus late fees.

2

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS
Static Pool Information: Prior Securitized Pool Report	Prepayment Data

As of: 12/31/2007

	Ending Pool Balances*	Periodic Prepayment Rate(1)

Trust

NCSLT 2007-4(2)	$1,026,733,503	2.43%
NCSLT 2007-3(2)	$1,028,157,382	2.62%
NCSLT 2007-2	$793,200,380	2.97%
NCSLT 2007-1	$809,701,052	3.03%
NCSLT 2006-4	$764,415,452	3.26%
NCSLT 2006-3	$1,452,886,402	3.95%
NCSLT 2006-2	$530,436,647	4.03%
NCSLT 2006-1	$761,232,347	4.75%
NCSLT 2005-3	$1,285,065,123	5.55%
NCSLT 2005-2	$452,448,606	6.05%
NCSLT 2005-1	$676,836,730	6.20%
NCSLT 2004-2	$785,983,083	6.29%
NCSLT 2004-1	$543,428,786	7.02%

(1) Periodic Prepayment Rate: annualized six-month prepayment rate for the most recent period ending June 30 or December 31. The monthly prepayment rate is derived by calculating the amount of principal and interest payments made by or on behalf of the borrower(s) during that month in excess of the amount of principal and interest payments expected or billed to the borrower(s) during that month. This prepayment amount is then divided by the sum of the actual month-end balance of the pool plus the prepayment amount. In order to determine the six month rolling prepayment rate, the monthly prepayment rates for each of the prior six months are compounded and annualized.

(2) Annualized Quarterly Prepayment rate as only three full months of data available for the trust

As of: 9/30/2007

	Ending Pool Balances*	Periodic Prepayment Rate(1)

Trust

NCSLT 2007-2	$782,010,468
NCSLT 2007-1	$799,971,707
NCSLT 2006-4	$756,743,115
NCSLT 2006-3	$1,444,213,195
NCSLT 2006-2	$531,005,119
NCSLT 2006-1	$765,318,750
NCSLT 2005-3	$1,297,665,760
NCSLT 2005-2	$459,428,451
NCSLT 2005-1	$689,637,237
NCSLT 2004-2	$799,873,457
NCSLT 2004-1	$557,266,612

(1) Periodic Prepayment Rate: annualized six-month prepayment rate for the most recent period ending June 30 or December 31. The monthly prepayment rate is derived by calculating the amount of principal and interest payments made by or on behalf of the borrower(s) during that month in excess of the amount of principal and interest payments expected or billed to the borrower(s) during that month. This prepayment amount is then divided by the sum of the actual month-end balance of the pool plus the prepayment amount. In order to determine the six month rolling prepayment rate, the monthly prepayment rates for each of the prior six months are compounded and annualized.

As of: 6/30/2007

	Ending Pool Balances*	Periodic Prepayment Rate(1)

Trust

NCSLT 2007-1(2)	$788,002,147	2.94%
NCSLT 2006-4	$747,160,381	3.26%
NCSLT 2006-3	$1,431,047,761	3.98%
NCSLT 2006-2	$528,228,442	3.66%
NCSLT 2006-1	$765,788,958	4.53%
NCSLT 2005-3	$1,301,568,455	5.06%
NCSLT 2005-2	$464,350,827	5.97%
NCSLT 2005-1	$699,411,801	6.75%
NCSLT 2004-2	$809,278,139	6.25%
NCSLT 2004-1	$568,679,478	7.21%

(1) Periodic Prepayment Rate: annualized six-month prepayment rate for the most recent period ending June 30 or December 31. The monthly prepayment rate is derived by calculating the amount of principal and interest payments made by or on behalf of the borrower(s) during that month in excess of the amount of principal and interest payments expected or billed to the borrower(s) during that month. This prepayment amount is then divided by the sum of the actual month-end balance of the pool plus the prepayment amount. In order to determine the six month rolling prepayment rate, the monthly prepayment rates for each of the prior six months are compounded and annualized.

(2) Annualized Quarterly Prepayment rate as only three full months of data available for the trust

*Balances include principal plus capitalized interest plus outstanding accrued interest plus late fees.

3

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS
Static Pool Information: Prior Securitized Pool Report	Prepayment Data

As of: 3/31/2007

	Ending Pool Balances*	Periodic Prepayment Rate(1)

Trust

NCSLT 2006-4	$736,084,593
NCSLT 2006-3	$1,416,145,211
NCSLT 2006-2	$524,029,097
NCSLT 2006-1	$763,858,488
NCSLT 2005-3	$1,303,421,879
NCSLT 2005-2	$467,899,305
NCSLT 2005-1	$708,684,446
NCSLT 2004-2	$817,808,527
NCSLT 2004-1	$580,285,651

(1) Periodic Prepayment Rate: annualized six-month prepayment rate for the most recent period ending June 30 or December 31. The monthly prepayment rate is derived by calculating the amount of principal and interest payments made by or on behalf of the borrower(s) during that month in excess of the amount of principal and interest payments expected or billed to the borrower(s) during that month. This prepayment amount is then divided by the sum of the actual month-end balance of the pool plus the prepayment amount. In order to determine the six month rolling prepayment rate, the monthly prepayment rates for each of the prior six months are compounded and annualized.

As of: 12/31/2006

	Ending Pool Balances*	Periodic Prepayment Rate(1)

Trust

NCSLT 2006-3(2)	$1,401,953,864	3.62	%(3)
NCSLT 2006-2	$519,318,170	3.19%
NCSLT 2006-1	$761,214,727	3.76	%(4)
NCSLT 2005-3	$1,303,456,491	4.87	%(5)
NCSLT 2005-2	$471,246,325	5.26%
NCSLT 2005-1	$718,436,522	5.96	%(6)
NCSLT 2004-2	$826,116,563	5.78	%(7)
NCSLT 2004-1	$592,315,359	6.78%

(1) Periodic Prepayment Rate: annualized six-month prepayment rate for the most recent period ending June 30 or December 31. The monthly prepayment rate is derived by calculating the amount of principal and interest payments made by or on behalf of the borrower(s) during that month in excess of the amount of principal and interest payments expected or billed to the borrower(s) during that month. This prepayment amount is then divided by the sum of the actual month-end balance of the pool plus the prepayment amount. In order to determine the six month rolling prepayment rate, the monthly prepayment rates for each of the prior six months are compounded and annualized.

Certain of the historical rates indicated below as of 12/31/2006 have been corrected in connection with the disclosure of prepayment data on May 8, 2008.

(2) Annualized Quarterly Prepayment rate as only three full months of data available for the trust

(3) Reported as 2.81% in connection with disclosure of prepayment data prior to May 8, 2008

(4) Reported as 3.81% in connection with disclosure of prepayment data prior to May 8, 2008

(5) Reported as 4.99% in connection with disclosure of prepayment data prior to May 8, 2008

(6) Reported as 6.11% in connection with disclosure of prepayment data prior to May 8, 2008

(7) Reported as 5.83% in connection with disclosure of prepayment data prior to May 8, 2008

As of: 9/30/2006

	Ending Pool Balances*	Periodic Prepayment Rate(1)

Trust

NCSLT 2006-3	$1,386,268,501
NCSLT 2006-2	$512,450,587
NCSLT 2006-1	$754,717,557
NCSLT 2005-3	$1,297,326,963
NCSLT 2005-2	$472,062,307
NCSLT 2005-1	$723,284,461
NCSLT 2004-2	$830,688,984
NCSLT 2004-1	$602,774,807

(1) Periodic Prepayment Rate: annualized six-month prepayment rate for the most recent period ending June 30 or December 31. The monthly prepayment rate is derived by calculating the amount of principal and interest payments made by or on behalf of the borrower(s) during that month in excess of the amount of principal and interest payments expected or billed to the borrower(s) during that month. This prepayment amount is then divided by the sum of the actual month-end balance of the pool plus the prepayment amount. In order to determine the six month rolling prepayment rate, the monthly prepayment rates for each of the prior six months are compounded and annualized.

*Balances include principal plus capitalized interest plus outstanding accrued interest plus late fees.

4

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS
Static Pool Information: Prior Securitized Pool Report	Prepayment Data

As of: 6/30/2006

	Ending Pool Balances*	Periodic Prepayment Rate(1)

Trust

NCSLT 2006-1(2)	$744,443,613	3.24%
NCSLT 2005-3	$1,291,550,041	3.82%
NCSLT 2005-2	$466,444,303	3.77%
NCSLT 2005-1	$727,336,447	4.31%
NCSLT 2004-2	$833,704,349	3.88%
NCSLT 2004-1	$606,782,284	5.22%

(1) Periodic Prepayment Rate: annualized six-month prepayment rate for the most recent period ending June 30 or December 31. The monthly prepayment rate is derived by calculating the amount of principal and interest payments made by or on behalf of the borrower(s) during that month in excess of the amount of principal and interest payments expected or billed to the borrower(s) during that month. This prepayment amount is then divided by the sum of the actual month-end balance of the pool plus the prepayment amount. In order to determine the six month rolling prepayment rate, the monthly prepayment rates for each of the prior six months are compounded and annualized.

(2) Annualized Quarterly Prepayment rate as only three full months of data available for the trust

As of: 03/31/2006

	Ending Pool Balances*	Periodic Prepayment Rate

Trust

NCSLT 2006-1	$741,505,548
NCSLT 2005-3	$1,282,341,521
NCSLT 2005-2	$469,005,318
NCSLT 2005-1	$727,519,137
NCSLT 2004-2	$832,868,015
NCSLT 2004-1	$617,245,354

As of: 12/31/2005

	Ending Pool Balances*	Periodic Prepayment Rate

Trust

NCSLT 2005-3	$1,272,471,279
NCSLT 2005-2	$466,319,024
NCSLT 2005-1	$726,150,492
NCSLT 2004-2	$829,751,541
NCSLT 2004-1	$622,162,827

As of: 09/30/2005

	Ending Pool Balances*	Periodic Prepayment Rate

Trust

NCSLT 2005-2	$463,030,467
NCSLT 2005-1	$723,026,134
NCSLT 2004-2	$824,255,378
NCSLT 2004-1	$624,077,210

As of: 06/30/2005

	Ending Pool Balances*	Periodic Prepayment Rate

Trust

NCSLT 2005-2	$462,034,870
NCSLT 2005-1	$719,735,963
NCSLT 2004-2	$819,621,349
NCSLT 2004-1	$625,170,864

*Balances include principal plus capitalized interest plus outstanding accrued interest plus late fees.

5

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS
Static Pool Information: Prior Securitized Pool Report	Prepayment Data

As of: 03/31/2005

	Ending Pool Balances*	Periodic Prepayment Rate

Trust

NCSLT 2005-1	$715,709,747
NCSLT 2004-2	$813,661,493
NCSLT 2004-1	$624,107,005

As of: 12/31/2004

	Ending Pool Balances*	Periodic Prepayment Rate

Trust

NCSLT 2004-2	$809,687,713
NCSLT 2004-1	$623,103,207

*Balances include principal plus capitalized interest plus outstanding accrued interest plus late fees.

6